                                                                     Exhibit 3.9

                                     (SEAL)

                                STATE OF COLORADO

                                  DEPARTMENT OF
                                      STATE

                                   CERTIFICATE

     I, DONETTA DAVIDSON, SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT ACCORDING TO THE RECORDS OF THIS OFFICE, THE ATTACHED IS A FULL, TRUE AND COMPLETE COPY OF THE ARTICLES OF INCORPORATION AND ALL AMENDMENTS THERETO OF

                                  SPEAKEZ, INC.
                             (COLORADO CORPORATION)

AS FILED IN THIS OFFICE AND ADMITTED TO RECORD.

Dated: July 08, 2004


                                        /s/ Donetta Davidson
                                        ----------------------------------------
                                            SECRETARY OF STATE

     RECEIVED                                          _________. DEPT. OF STATE
 FEB 6 10 __ AM '87                                    709574 FE-8_
DEPARTMENT OF STATE
 STATE OF COLORADO

                            ARTICLES OF INCORPORATION
                                       OF
                             TELE-MATIC CORPORATION

     The undersigned natural person of the age of eighteen (18) years or more acting is incorporator of a corporation under the Colorado Corporation Code, hereby adopts the following Articles of Incorporation for such corporation:

                                   ARTICLE ONE

     The name of the corporation is Tele-Matic Corporation.

                                   ARTICLE TWO

     The period of its duration is perpetual.

                                  ARTICLE THREE

     The purposes for which the corporation is organized are:

(1) To manufacture, own, operate and manage telephones and telephone equipment; to buy, sell, vend, lease and deal generally in telephones, mobile telephones, and telephone equipment; to set up telephone systems; to operate and repair telephones, telephone equipment, and telephone systems; and to carry on generally such other and incidental business as my be appropriate to the above mentioned activities.

(2) To buy, sell, vend, lease, and deal in services, personal property and real property.

(3) The transaction of any or all lawful business for which corporations may be organized under the Colorado Corporation Code.

                                  ARTICLE FOUR

     The aggregate number of shares which the corporation shall have authority to issue is 10,000,000 shares without par value.

                                  ARTICLE FIVE

     The corporation will not commence business until it has received for the issuance of its shares consideration of the value of not less than One Thousand Dollars ($1,000.00), consisting of money, _____ ____, or property actually received.

                                   ARTICLE SIX

     The street address of its initial registered office is Tele-Matic Corporation; ____ So. Dawson Circle, Suite ___, Englewood, Colorado 80112, and the name of its initial registered _____________ address is Terry D. Johnson.

                                  ARTICLE SEVEN

     Cumulative voting is NOT allowed.

                                  ARTICLE EIGHT

     The number of Directors constituting the initial Board of Directors is Three (3), and the names and addresses of the persons who are to serve as Directors until the first annual meeting of the shareholders or until their successors are elected and qualified are:

     John Forster         2821 So. _____
                          Denver, Co. 80236

     Terry D. Johnson     ____ South Syraouse Court
                          Englewood, CO 80112

     William J. Fraser    4000 So. Cherry
                          Englewood, Co. 80110

                                  ARTICLE NINE

     The name and address of the incorporator is:

     Terry D. Johnson     8277 So. Syraouse Cir.
                          Englewood, Colorado 80110

     IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation on this 1st day of September, 1986.


                                        /s/ Terry D. Johnson
                                        ----------------------------------------
                                        Terry D. Johnson

__________                        MAIL TO:             For office use only
__________
                           Colorado Secretary of State
                               Corporations Office
                            1560 Broadway, Suite 200
                             ______, Colorado _____
                                 (303) 866-2361

                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION

     Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendments to ___ Articles of Incorporation:

     FIRST: The name of the corporation is (note 1) Tele-Matic Corporation

     SECOND: The following _________ to the Articles of Incorporation was adopted __ __________________ 19___ __ __________ by the Colorado Corporation
Code, in the manner marked with as X below:

          Such amendment was adopted by the board of directors where __ shares ---- have been Issued

      X   Such amendment was adopted by a vote of the shareholders. The number
     ---- of shares voted for the amendment was sufficient for ________.

                         SEE EXHIBIT A, ATTACHED HERETO

     THIRD: The manner, If not set forth in such amendment, in which any exchange, reclassification, or ____________ of issued shares provided for in the amendment shall be effected, is as follows: NONE

     FOURTH: The manner in which such amendment effects a change in the ______ of stated capital, and the ______ of stated capital as changed by such amendment, are as follows: NONE

                             Tele-Matic Corporation                     (Note 1)


                             By /s/ Terry D. Johnson
                                -------------------------------------
                                    Terry D. Johnson.


                             and /s/ Illegible                          (Note 2)
                                 ------------------------------------
                                     Illegible


                                                                        (Note 3)
                                -------------------------------------

NOTES:    1.   _______________ name of corporation adopting the Articles of
               Amendments (If this is a change of name amendment the name before this amendment is ____.

          2.   ________________________________________________________________.

          3.   _________________________________________________________.

                                    EXHIBIT A

                                   ARTICLE SIX

     The street address of the registered office of the Corporation is 7304 South Alton Way, Englewood, Colorado 80112, and the name of its registered agent at such address is Gary A. Bottinelli.

                                   ARTICLE TEN

     No shareholder shall have any preemptive right to acquire additional unissued or treasury shares of the corporation or securities convertible into shares or carrying stock purchase warrants or privileges.

                                 ARTICLE ELEVEN

     Any action for which the Colorado Corporation Code requires the approval of two-thirds of the shares or any class or series entitled to vote with respect thereto, unless otherwise provided in the Articles of Incorporation, shall require for approval the appropriate vote of a majority of the shares or any class or series outstanding entitled to vote thereon.

                                 ARTICLE TWELVE

     No director of the Corporation shall have any personal liability to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director, pursuant to Colorado Corporation Code Section 7-3-101(1)(u) in effect as of the date of filing this Amendment.

                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                              TELE-MATIC CORPORATION

                                  DP 871709574

     Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Amended and Restated Articles of Incorporation. The following correctly set forth the provisions of the Articles of Incorporation, as amended, and supersede the original Articles of Incorporation and all amendments thereto. The Amended and Restated Articles of Incorporation were adopted on July 9, 1990 by vote of the shareholders. The number of shares voted for the Amended and Restated Articles of Incorporation was sufficient for approval.

                                    ARTICLE I

     These Amended and Restated Articles of Incorporation shall be effective as of 12:01 a.m. on August 1, 1990.

                                   ARTICLE II

     The name of the corporation shall be Tele-Matic Corporation (the "Corporation").

                                   ARTICLE III

     The Corporation shall have perpetual existence.

                                   ARTICLE IV

     The nature of the business, the object of and the purpose for which the Corporation is created is to engage in the transaction of all lawful business for which corporations may be incorporated under and pursuant to the laws of the State of Colorado.

                                    ARTICLE V

     The Corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under and pursuant to the laws of the State of Colorado including, but not limited to, the power to enter into general partnerships, limited partnerships (whether the Corporation be a limited or general partner), joint ventures, syndicated pools, associations and other arrangements for carrying on one or more of the purposes set forth in Article IV hereof, jointly or in common with others. In addition, the Corporation may do everything necessary, suitable or proper for the accomplishment of its corporate purposes.

                                   ARTICLE VI

A.   AUTHORIZED SHARES

     The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 1,000,000 shares of common stock, each with no par value and 1,000,000 shares of preferred stock, each with no par value. The consideration for the issuance of shares of stock of the Corporation may be paid in whole or in part in money, in other property, tangible or intangible, or in labor or services actually performed for the Corporation. All shares of stock of the Corporation when issued shall be fully paid and nonassessable.

B.   COMMON STOCK

     (a) After the requirements with respect to preferential dividends on the preferred stock, if any, shall have been met, and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts, then, and not otherwise, the holders of the common stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

     (b) After distribution in full of the preferential amount, if any, to be distributed to the holders of the preferred stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution, or winding-up of the Corporation, the holders of the common stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to shareholders, ratably in proportion to the number of shares of the common stock held by them respectively.

     (c) Except as may otherwise be required by law, each holder of the common stock shall have one vote in respect of each share of the common stock held by such holder on all matters voted upon by the shareholders.

C.   PREFERRED STOCK

     Shares of Preferred Stock may be divided into such series as may be established, from time to time, by the Board of Directors. The Board of Directors, from time to time, may fix and determine the relative rights and preferences of the shares of any series so established.

D.   TRANSFER RESTRICTIONS

     The Corporation shall have the right, by appropriate action, to impose restrictions upon the transfer of any shares of stock from time to time issued, or any interest therein; provided, however, that any such restrictions, or notice of the substance thereof, shall be set forth upon the face or back of the certificates representing such shares of stock.

E.   PREEMPTIVE RIGHTS

     The owners of shares of stock of the Corporation shall not be entitled as a right to purchase or subscribe for any unissued or treasury shares of the Corporation of any class or series, or any additional shares of the Corporation of any class or series to be issued by reason of any increase in the authorized shares of the Corporation of any class or series, or any bonds, certificates of indebtedness, debentures or other securities, rights, warrants or options convertible into shares of the Corporation of any class or series.

F.   MAJORITY VOTE

     In any and every action where the vote or concurrence of greater than a majority of shareholders is required, to the fullest extent permitted by the laws of the State of Colorado (currently set forth in C.R.S. 7-4-118), as the same now exists or may hereafter be amended, such requirement shall be reduced to the vote or concurrence of a majority of the shareholders.

                                   ARTICLE VII

     The private property of the shareholders of the Corporation shall not be subject to the payment of the debts, liabilities or obligations of the Corporation.

                                  ARTICLE VIII

     The business and affairs of the Corporation shall be managed by a Board of Directors which shall exercise all the powers of the Corporation except as otherwise provided in the Bylaws, these Articles of Incorporation or by the laws of the State of Colorado. The number of directors of the Corporation shall be no fewer than three; provided, however, that if all outstanding shares of stock of the Corporation entitled to vote in the election of directors of the Corporation are held of record by fewer than three shareholders, there need be only as many directors as there are shareholders of record. Subject to such limitation, the number of directors shall be fixed by resolution of the Board of Directors and may be increased or decreased by resolution of the Board of Directors, but no decrease shall have the effect of shortening the term of any incumbent director. At such time, if any, when the Board of Directors consists of six or more members, in lieu of electing the whole number of directors annually, the Board of Directors may by appropriate resolution divide the directors into either two or three classes, each class to be as nearly equal in number as possible, the term of office of directors of the first class to expire at the first annual meeting of shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of the third class, if any, to expire at the third annual meeting after their election. At each annual meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the second succeeding annual meeting, if there are two classes, or until the third succeeding annual meeting, if there are three classes. No classification of directors shall be effective prior to the first annual meeting of shareholders.

                                   ARTICLE IX

     Cumulative voting in the election of directors of the Corporation shall not be allowed

                                    ARTICLE X

A.   POWER TO INDEMNIFY

     To the fullest extent permitted by the laws of the State of Colorado (currently set forth in C.R.S. 7-3-101.5), as the same now exists or may hereafter be amended, the Corporation shall indemnify its director and officers. Other employees, trustees and agents of the Corporation may be indemnified by the Corporation upon such terms and conditions, consistent with applicable law, as the Board of Directors deems appropriate.

B.   EXPENSES PAYABLE IN ADVANCE

     To the fullest extent permitted by the laws of the State of Colorado (currently set forth in C.R.S. 7-3-101.5), as the same now exists or may hereafter be amended, the Corporation shall pay for or reimburse the reasonable expenses of its directors and officers who are parties to a proceeding that is or may be subject to indemnification under this Article X in advance of the final disposition of such proceeding. Such expenses incurred by other employees, trustees and agents may be so paid upon such terms and conditions, consistent with applicable law, as the Board of Directors deems appropriate.

C.   NON-EXCLUSIVITY

     The indemnification and the advancement of expenses provided by, or granted pursuant to, this Article X shall not be deemed exclusive of any other rights to which the person seeking such indemnification or advancement may be entitled under any law, Bylaw, agreement, contract, vote of shareholders or Board of Directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to actions in such person's official capacity and as to actions in another capacity while holding such office. The provisions of this Article X shall not be deemed to preclude any person being indemnified who is not specified in this Article X but with respect to which the Corporation has the power or obligation to indemnify under the provisions of the laws of the State of Colorado or otherwise.

D.   INSURANCE

     The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation, or who, while a director, officer, employee, fiduciary or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise or employee benefit plan against any liability asserted against or incurred by such person in any such capacity or arising out of such persons' status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the laws of the State of Colorado or otherwise. Any such insurance may be procured from any insurance company designated by the Board of Directors of the Corporation, whether such insurance company is formed under the laws of the State of Colorado or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has equity or any other interest, through stock ownership or otherwise.

E.   SURVIVAL

     The indemnification and the advancement of expenses provided by, or granted pursuant to, this Article X shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, fiduciary or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person. No amendment of this Article X shall affect any right of any director, officer, employee, fiduciary, agent or other person based on any event or proceeding occurring prior to such amendment.

F.   MEANING OF "CORPORATION" FOR PURPOSES OF ARTICLE X

     For purposes of this Article X, reference to "the Corporation" shall include, in addition to any resulting or surviving corporation of the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, employees, fiduciaries or agents, so that any person who is or was a director, officer, employee, fiduciary or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, trust, joint venture, syndicate or other enterprise, shall stand in the same position under the provisions of this Article X with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

G.   ELIMINATION OF PERSONAL LIABILITY OF DIRECTORS

     To the fullest extent permitted by the laws of the State of Colorado (currently set forth in C.R.S. 7-3-101), as the same now exists or may hereafter be amended, no director of the Corporation shall be liable to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director.

                                   ARTICLE XI

     To the fullest extent permitted by the laws of the State of Colorado (currently set forth in C.R.S. 7-5-114.5), as the same now exists or may hereafter be amended, no contract or transaction between the Corporation and one or more of its directors, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for that reason or solely because the director or officer was present at or participated in the meeting of the board or committee thereof which authorized, approved, or ratified the contract or transaction or solely because such person's or their votes were counted for such purpose.

                                   ARTICLE XII

     The Corporation's principal place of business in the State of Colorado shall be 7304 South Alton Way, Englewood, Colorado 80112 or such other address as the Board of Directors may designate. The address of the Corporation's registered office shall be the Law

Offices of Fay M. Matsukage, Stanford Place 3, Suite 201, 4582 South Ulster Street Parkway, Denver, Colorado 80237-2633 and the name of the Corporation's registered agent at such address is Thaddeus A. Mazurek, Jr.

                                  ARTICLE XIII

     The Board of Directors shall have the power to formulate and adopt the Bylaws of the Corporation and from time to time amend, alter, repeal or supplement any provision of such Bylaws as it deems proper for the administration and regulation of the affairs of the Corporation.

                                   ARTICLE XIV

     The right is reserved to the Board of Directors from time to time to amend, alter, repeal or supplement any provisions of these Articles of Incorporation in any manner now or hereafter prescribed or permitted by the laws of the State of Colorado, and the rights of the shareholders of the Corporation shall be subject to the right reserved to the Board of Directors pursuant to this Article XIV.

     IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation this 31st day of July 1990.

                                        TELE-MATIC CORPORATION


                                        By /s/ Terry D. Johnson
                                           -------------------------------------
                                           Terry D. Johnson
                                           President


                                        By /s/ Donald G. Antonio
                                           -------------------------------------
                                           Donald G. Antonio
                                           Secretary

STATE OF COLORADO         )
                          ) ss.
CITY AND COUNTY OF DENVER )

     Personally appeared before me this 31st day of July 1990, Terry D. Johnson and Donald G. Antonio who, being first duly sworn, declared that they executed the foregoing Amended and Restated Articles of Incorporation in their capacities as President and Secretary, respectively, of Tele-Matic Corporation, and that the statements therein are true and correct to the best of their knowledge and belief.

     Witness my hand and official seal.


                                        /s/ Brenda M. Johnson
                                        ----------------------------------------
                                        Notary Public

My commission expires:

______________

                                                                         (STAMP)

                                      MAIL TO:               for office use only
                           COLORADO SECRETARY OF STATE
                               CORPORATIONS OFFICE
                            1560 Broadway, Suite 200
                             Denver, Colorado 80202
                                 (303) 894-2251

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH

_______________

_______________

This document must be typewritten.

Pursuant to the provisions of the Colorado Corporation Code, the Colorado Nonprofit Corporation Act and the Colorado Uniform Limited Partnership Act of 1981, the undersigned corporation or limited partnership organized under the laws of COLORADO submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

     First: The name of the corporation or limited partnership is:

     TELE-MATIC CORPORATION

     Second: the address of its REGISTERED OFFICE is 6675 SOUTH KENTON SUITE 100 ENGLEWOOD, COLORADO 80111

     Third: The name of its REGISTERED AGENT is ROBERT J. MOHRBACHER

     Fourth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

     Fifth: The address of its place of business in Colorado is 6675 SOUTH KENTON SUITE 100 ENGLEWOOD, COLORADO 80111

                                    TELE-MATIC CORPORATION (Note 1)


                                    By /s/ Illegible                (Note 2)
                                       ----------------------------
                                               Its [X] president
                                               Its [X] authorized agent
                                               Its [ ] registered agent (Note 3)
                                               Its [ ] general partner

Notes: 1. ______________________________________________________________________

       2. ______________________________________________________________________

          ______________________________________________________________________

       3. ______________________________________________________________________

          ______________________________________________________________________

                        AMENDED ARTICLES OF INCORPORATION

                                       OF

                           TELE-MATIC CORPORATION

                                  DP871769574

     Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Amended Articles of Incorporation. The following correctly set forth the provisions of the Articles of Incorporation, as amended. The Amended Articles of Incorporation were adopted on December 27, 1991, by vote of the shareholder. The number of shares voted for the Amended Articles of Incorporation was sufficient for approval.

                                   ARTICLE II

                                CURRENT ARTICLE

     "The name of the corporation shall be Tele-Matic Corporation (the "Corporation")."

                                 AMENDED ARTICLE

     The name of the corporation was Tele-Matic Corporation. The name of the corporation shall be changed to Tele-Matic Management Corporation (the "Corporation").

     IN WITNESS WHEREOF, the undersigned have executed these Amended Articles of Incorporation effective this 31st day of December, 1991.

                                        TELE-MATIC CORPORATION
                                        (to be known hereafter as
                                        TELE-MATIC MANAGEMENT CORPORATION)


                                        By: /s/ Terry D. Johnson
                                            ------------------------------------
                                            Terry D. Johnson
                                            Its President


                                        By: /s/ Donald G. Antonio
                                            ------------------------------------
                                            Donald G. Antonio
                                            Its Secretary

STATE OF COLORADO )
                  ) ss
ARAPAHOE COUNTY   )

     Personally appeared before me this 31st day of December, 1991, Terry D. Johnson and Donald G. Antonio, being first duly sworn, declared that they executed the foregoing Amended Articles of Incorporation in their capacities as President and Secretary, respectively, of Tele-Matic Corporation (to be known hereafter as Tele-Matic Management), and that the statements therein are true and correct to the best of their knowledge and belief.

     Witness by hand official seal.


                                        /s/ Illegible
                                        ----------------------------------------
                                        Notary Public

     My commission expires:
     10/11/1995

                         MAIL TO: SECRETARY OF STATE   FOR OFFICE USE ONLY   002
                            CORPORATIONS SECTION
                          1560 BROADWAY, SUITE 200
                              DENVER, CO 80202
                                (303)894-2251
                              FAX (303)894-2242

                                 DP 871709_74

MUST BE TYPED
FILING FEE: $25.00
MUST SUBMIT TWO COPIES

PLEASE INCLUDE A TYPED
SELF-ADDRESSED ENVELOPE

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is Tele-Matic Management Corporation.

SECOND: The following amendment to the Articles of Incorporation was adopted on April 5, 1990, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:

         No shares have been issued or Directors Elected - Action by
------   Incorporators

         No shares have been issued but Directors Elected - Action by Directors
------
         Such amendment was adopted by the board of directors where shares have
------   been issued and shareholder action was not required.

   X     Such amendment was adopted by a vote of the shareholders. The number of
------   shares voted for the amendment was sufficient for approval.

     SEE EXHIBIT A ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.

THIRD: If changing corporate name, the new name of the corporation is T-Netix Management Corporation.

FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

     None.

If these amendments are to have a delayed effective date, please list that date: ________________

             (Not to exceed ninety (90) days from the date of filing)

                                        TELE-MATIC MANAGEMENT CORPORATION


                                        Signature /s/ John Giannaula
                                                  ------------------------------
                                        Title     John Giannaula, Secretary

                                    EXHIBIT A

     Article II of the Corporation's Articles of Incorporation shall be amended to state:

     "The name of the corporation shall be T-Netix Management Corporation (the "Corporation")."

     Article XII of the Corporation's Articles of Incorporation shall be amended to state:

     "The Corporation's principal place of business in the State of Colorado shall be 6675 South Kenton Street, Englewood, Colorado 80111, or such other address as the Board of Directors may designate. The address of the Corporation's registered office shall be South Kenton Street, Englewood, Colorado 80111, and the name of the Corporation's registered agent at such address is John Giannaula."

                               ARTICLES OF MERGER

                                 DPO 1957170957_

     The undersigned corporations, T-NETIX Management Corporation, a Colorado corporation ("TMC") and SpeakEZ, Inc., a New Jersey corporation ("SpeakEZ"), pursuant to Section 7-111-105 of the Colorado Business Corporation Act, adopt the following Articles of Merger:

     1. On the effective date specified below, SpeakEZ shall merge with and into TMC and the separate existence of SpeakEZ shall cease pursuant to the terms of the Plan of Merger attached hereto as Exhibit A (the "Plan"), and TMC shall continue as the surviving corporation.

     2. On December 29, 1997, the Board of Directors of TMC and the Board of Directors of SpeakEZ adopted and approved the Plan.

     3. On December 29, 1997, the sole shareholder of TMC voted upon the Plan. The votes cast by each voting group entitled to vote was sufficient for approval.

     4. On December 29, 1997, the sole shareholder of SpeakEZ voted upon the Plan. The votes cast by each voting group entitled to vote was sufficient for approval.

     5.   The effective date of the Plan shall be December 31, 1997.

     IN WITNESS WHEREOF, these Articles of Merger have been signed and verified by the duly authorized officers of TMC and SpeakEZ on this 29th day of December, 1997.

                                        T-NETIX MANAGEMENT CORPORATION


                                        /s/ Thomas J. Huzjak
                                        ----------------------------------------
                                        Thomas J. Huzjak, President


/s/ John Giannaula
-------------------------------------
John Giannaula, Secretary


                                        SPEAKEZ, INC.


                                        /s/ Thomas J. Huzjak
                                        ----------------------------------------
                                        Thomas J. Huzjak, President and CEO


/s/ John Giannaula
-------------------------------------
John Giannaula, Secretary and
Vice President - Finance

                                                                       EXHIBIT A

                                 PLAN OF MERGER

     This Plan of Merger ("Plan") is entered into this 29th day of December, 1997, by and between T-NETIX Management Corporation, a Colorado corporation ("TMC"), and SpeakEZ, Inc., a New Jersey corporation ("SpeakEZ").

                                    RECITALS

     A. TMC and SpeakEZ are both wholly owned subsidiaries of T-NETIX, Inc., a Colorado corporation.

     B. The respective Boards of Directors of TMC and SpeakEZ have determined that it is in the best interest of said corporations and their sole shareholder, T-NETIX, Inc., to merge SpeakEZ with and into TMC, with TMC as the surviving corporation, upon the terms and conditions set forth herein.

     THEREFORE, in consideration of the mutual covenants contained herein, TMC and SpeakEZ agree as follows:

     1. On the effective date specified in the Articles of Merger to be filed with the Colorado Secretary of State and the Certificate of Merger to be filed with the New Jersey Secretary of State, SpeakEZ shall merge with and into TMC (the "Merger"), the separate existence of SpeakEZ shall cease and TMC shall continue as the surviving corporation.

     2. Upon consummation of the Merger, all outstanding shares of the common stock, no par value, of SpeakEZ shall be canceled.

     3. The Articles of Incorporation and bylaws of TMC as in effect immediately prior to the Merger will remain the Articles of Incorporation and bylaws of TMC as the surviving corporation after the Merger. TMC shall immediately after the Merger amend its Articles of Incorporation to change its corporate name to "SpeakEZ, Inc." and shall take all actions necessary to become qualified to transact business in the State of New Jersey as a foreign corporation.

     4. The directors and officers of TMC immediately prior to the Merger shall be the directors and officers of TMC after the Merger until their successors have been elected and have qualified.

     5. After the Merger, all rights, privileges, powers and all property and assets of TMC and SpeakEZ shall be vested in and be held by TMC as the surviving corporation, without further act or deed, and all the estates and interest of every kind of TMC and SpeakEZ, including all debts due to either of them, shall be the property of TMC as the surviving corporation. All rights of creditors and liens upon any property of TMC or SpeakEZ shall be preserved unimpaired and all debts, liabilities and duties of TMC and SpeakEZ shall be debts, liabilities and duties of TMC as the surviving corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     6. This Plan may be terminated and the Merger abandoned at any time prior to the effective date by the mutual written consent of the parties hereto.

     IN WITNESS WHEREOF, this Plan of Merger has been signed by the duly authorized officers of TMC and SpeakEZ on the date above written.

                                        T-NETIX MANAGEMENT CORPORATION


                                        /s/ Thomas J. Huzjak
                                        ----------------------------------------
                                        Thomas J. Huzjak, President


/s/ John Giannaula
-------------------------------------
John Giannaula, Secretary


                                        SPEAKEZ, INC.


                                        /s/ Thomas J. Huzjak
                                        ----------------------------------------
                                        Thomas J. Huzjak, President and CEO


/s/ John Giannaula
-------------------------------------
John Giannaula, Secretary and
Vice President - Finance

                          Mail to: Secretary of State   For office use only  008
                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                  (303)894-2251
                                Fax (303)894-2242

Please include a typed
self-addressed envelope

MUST BE TYPED
FILING FEE: $60.00
MUST SUBMIT TWO COPIES

                                DPO 19871709574

                              RESTATED ARTICLES OF
                          INCORPORATION WITH AMENDMENTS

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following amended and restated Articles of Incorporation. These articles correctly set forth the provisions of the Articles of Incorporation, as amended, and supersede the original Articles of Incorporation and all amendments thereto.

FIRST:  The name of the corporation is T-NETIX Management Corporation

SECOND: The following amended and restated Articles of Incorporation were adopted in the manner marked with an "X" below:

        The amended and restated Articles of Incorporation were adopted by the
----- board of directors where no shares have been issued, or no shareholder action required.

  X     The amended and restated Articles of Incorporation were adopted by a
----- vote of the shareholders. The number of shares voted for the amended and restated Articles of Incorporation was sufficient for approval.

        The amended and restated Articles of Incorporation were adopted by the
----- incorporators where no shares have been issued or directors elected, or no shareholder action required.

THIRD:  The name of the corporation as amended is SpeakEZ, Inc.

             ATTACH A COPY OF YOUR AMENDED AND RESTATED ARTICLES OF
                                  INCORPORATION

                                        SPEAKEZ, INC.


                                        Signature /s/ Thomas J. Huzjak
                                                  ------------------------------
                                        Title: Thomas J. Huzjak, President


                                        /s/ Illegible
                                        ----------------------------------------
                                                               Revised 7/95
                                                           _____________________

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                                  SPEAKEZ, INC

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Amended and Restated Articles of Incorporation. The following correctly set forth the provisions of the Articles of Incorporation, as amended, and supersede the original Articles of Incorporation and all amendments thereto. The Amended and Restated Articles of Incorporation were adopted on December 29, 1997, by vote of the sole shareholder. The number of shares voted for the Amended and Restated Articles of Incorporation was sufficient for approval.

                                    ARTICLE I

     These Amended and Restated Articles of Incorporation shall be effective as of the date of filing.

                                   ARTICLE II

     The name of the corporation shall be SpeakEZ, Inc. (the "Corporation").

                                   ARTICLE III

     The Corporation shall have perpetual existence.

                                   ARTICLE IV

     The nature of the business, the object of and the purpose for which the Corporation is created is to engage in the transaction of all lawful business for which corporations may be incorporated under and pursuant to the laws of the State of Colorado.

                                    ARTICLE V

     The Corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under and pursuant to the laws of the State of Colorado including, but not limited to, the power to enter into general partnerships, limited partnerships (whether the Corporation be a limited or general partner), joint ventures, syndicated pools, associations and other arrangements for carrying on one or more of the purposes set forth in Article IV hereof, jointly or in common with others. In addition, the Corporation may do everything necessary, suitable or proper for the accomplishment of its corporate purposes.

                                   ARTICLE VI

A.   AUTHORIZED SHARES

     The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 1,000,000 shares of common stock, each with no par value and 1,000,000 shares of preferred stock, each with no par value. The consideration for the issuance of shares of stock of the Corporation may be paid in whole or in part in money, in other property, tangible or intangible, or in labor or services actually performed for the Corporation. All shares of stock of the Corporation when issued shall be fully paid and nonassessable.

B.   COMMON STOCK

     (a) After the requirements with respect to preferential dividends on the preferred stock, if any, shall have been met, and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts, then, and not otherwise, the holders of the common stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

     (b) After distribution in full of the preferential amount, if any, to be distributed to the holders of the preferred stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution, or winding-up of the Corporation, the holders of the common stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to shareholders, ratably in proportion to the number of shares of the common stock held by them respectively.

     (c) Except as may otherwise be required by law, each holder of the common stock shall have one vote in respect of each share of the common stock held by such holder on all matters voted upon by the shareholders.

C.   PREFERRED STOCK

     Shares of Preferred Stock may be divided into such series as may be established, from time to time, by the Board of Directors. The Board of Directors, from time to time, may fix and determine the relative rights and preferences of the shares of any series so established.

D.   TRANSFER RESTRICTIONS

     The Corporation shall have the right, by appropriate action, to impose restrictions upon the transfer of any shares of stock from time to time issued, or any interest therein; provided, however, that any such restrictions, or notice of the substance thereof, shall be set forth upon the face or back of the certificates representing such shares of stock.

E.   PREEMPTIVE RIGHTS

     The owners of shares of stock of the Corporation shall not be entitled as a right to purchase or subscribe for any unissued or treasury shares of the Corporation of any class or series, or any additional shares of the Corporation of any class or series to be issued by reason of any increase in the authorized shares of the Corporation of any class or series, or any bonds, certificates of indebtedness, debentures or other securities, rights, warrants or options convertible into shares of the Corporation of any class or series.

F.   MAJORITY VOTE

     In any and every action where the vote or concurrence of greater than a majority of shareholders is required, to the fullest extent permitted by the laws of the State of Colorado, as the same now exists or may hereafter be amended, such requirement shall be reduced to the vote or concurrence of a majority of the shareholders.

                                   ARTICLE VII

     The private property of the shareholders of the Corporation shall not be subject to the payment of the debts, liabilities or obligations of the Corporation.

                                  ARTICLE VIII

     The business and affairs of the Corporation shall be managed by a Board of Directors which shall exercise all the powers of the Corporation except as otherwise provided in the Bylaws, these Articles of Incorporation or by the laws of the State of Colorado. The number of directors of the Corporation shall be no fewer than three; provided, however, that if all outstanding shares of stock of the Corporation entitled to vote in the election of directors of the Corporation are held of record by fewer than three shareholders, there need be only as many directors as there are shareholders of record. Subject to such limitation, the number of directors shall be fixed by resolution of the Board of Directors and may be increased or decreased by resolution of the Board of Directors, but no decrease shall have the effect of shortening the term of any incumbent director. At such time, if any, when the Board of Directors consists of six or more members, in lieu of electing the whole number of directors annually, the Board of Directors may by appropriate resolution divide the directors into either two or three classes, each class to be as nearly equal in number as possible, the term of office of directors of the first class to expire at the first annual meeting of shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of the third class, if any, to expire at the third annual meeting after their election. At each annual meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the second succeeding annual meeting, if there are two classes, or until the third succeeding annual meeting, if there are three classes. No classification of directors shall be effective prior to the first annual meeting of shareholders.

                                   ARTICLE IX

     Cumulative voting in the election of directors of the Corporation shall not be allowed.

                                    ARTICLE X

A.   POWER TO INDEMNIFY

     To the fullest extent permitted by the laws of the State of Colorado, as the same now exists or may hereafter be amended, the Corporation shall indemnify its directors and officers. Other employees, trustees and agents of the Corporation may be indemnified by the Corporation upon such terms and conditions, consistent with applicable law, as the Board of Directors deems appropriate.

B.   EXPENSES PAYABLE IN ADVANCE

     To the fullest extent permitted by the laws of the State of Colorado, as the same now exists or may hereafter be amended, the Corporation shall pay for or reimburse the reasonable expenses of its directors and officers who are parties to a proceeding that is or may be subject to indemnification under this
Article X in advance of the final disposition of such proceeding. Such expenses incurred by other employees, trustees and agents may be so paid upon such terms and conditions, consistent with applicable law, as the Board of Directors deems appropriate.

C.   NON-EXCLUSIVITY

     The indemnification and the advancement of expenses provided by, or granted pursuant to, this Article X shall not be deemed exclusive of any other rights to which the person seeking such indemnification or advancement may be entitled under any law, Bylaw, agreement, contract, vote of shareholders or Board of Directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to actions in such person's official capacity and as to actions in another capacity while holding such office. The provisions of this Article X shall not be deemed to preclude any person being indemnified who is not specified in this Article X but with respect to which the Corporation has the power or obligation to indemnify under the provisions of the laws of the State of Colorado or otherwise.

D.   INSURANCE

     The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation, or who, while a director, officer, employee, fiduciary or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise or employee benefit plan against any liability asserted against or incurred by such person in any such capacity or arising out of such persons' status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the laws of the State of Colorado or otherwise.

Any such insurance may be procured from any insurance company designated by the Board of Directors of the Corporation, whether such insurance company is formed under the laws of the State of Colorado or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has equity or any other interest, through stock ownership or otherwise.

E.   SURVIVAL

     The indemnification and the advancement of expenses provided by, or granted pursuant to, this Article X shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, fiduciary or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person. No amendment of this Article X shall affect any right of any director, officer, employee, fiduciary, agent or other person based on any event or proceeding occurring prior to such amendment.

F.   MEANING AT "CORPORATION" FOR PURPOSE OF ARTICLE X

     For purposes of this Article X, reference to "the Corporation" shall include, in addition to any resulting or surviving corporation of the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, employees, fiduciaries or agents, so that any person who is or was a director, officer, employee, fiduciary or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, trust, joint venture, syndicate or other enterprise, shall stand in the same position under the provisions of this Article X with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

G.   ELIMINATION OF PERSONAL LIABILITY OF DIRECTORS

     To the fullest extent permitted by the laws of the State of Colorado, as the same now exists or may hereafter be amended, no director of the Corporation shall be liable to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director.

                                   ARTICLE XI

     To the fullest extent permitted by the laws of the State of Colorado, as the same now exists or may hereafter be amended, no contract or transaction between the Corporation and one or more of its directors, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for that reason or solely because the director or officer was present at or participated in the meeting of the board or committee thereof which authorized, approved, or ratified the contract or transaction or solely because such person's or their votes were counted for such purpose.

                                   ARTICLE XII

     The Corporation's principal place of business in the State of Colorado shall be 67 Inverness Drive East, Suite 100, Englewood, Colorado 80112, or such other address as the Board of Directors may designate. The address of the Corporation's registered office shall be 67 Inverness Drive East, Suite 100, Englewood, Colorado 80112, and the name of the Corporation's registered agent at such address is John Giannaula.

                                  ARTICLE XIII

     The Board of Directors shall have the power to formulate and adopt the Bylaws of the Corporation and from time to time amend, alter, repeal or supplement any provision of such Bylaws as it deems proper for the administration and regulation of the affairs of the Corporation.

                                   ARTICLE XIV

     The right is reserved to the Board of Directors from time to time to amend, alter, repeal or supplement any provisions of these Articles of Incorporation in any manner now or hereafter prescribed or permitted by the laws of the State of Colorado, and the rights of the shareholders of the Corporation shall be subject to the right reserved to the Board of Directors pursuant to this Article XIV.

                          Mail to: Secretary of State   For office use only  008
                             Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                 (303) 894-2251
                               Fax (303) 894-2242

Please Include a typed
self-addressed envelope

MUST BE TYPED
FILING FEE: $60.00
MUST SUBMIT TWO COPIES

                                DPO 19871709574

                              RESTATED ARTICLES OF
                          INCORPORATION WITH AMENDMENTS

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following amended and restated Articles of Incorporation. These articles correctly set forth the provisions of the Articles of Incorporation, as amended, and supersede the original Articles of Incorporation and all amendments thereto.

FIRST:  The name of the corporation is T-NETIX Management Corporation

SECOND: The following amended and restated Articles of Incorporation were adopted in the manner marked with an "X" below:

        The amended and restated Articles of Incorporation were adopted by the
----- board of directors where no shares have been issued, or no shareholder action required.

  X     The amended and restated Articles of Incorporation were adopted by a
----- vote of the shareholders. The number of shares voted for the amended and restated Articles of Incorporation was sufficient for approval.

        The amended and restated Articles of Incorporation were adopted by the
----- incorporators where no shares have been issued or directors elected, or no shareholder action required.

THIRD:  The name of the corporation as amended is SpeakEZ, Inc.

             ATTACH A COPY OF YOUR AMENDED AND RESTATED ARTICLES OF
                                  INCORPORATION

                                        SPEAKEZ, INC.


                                        Signature /s/ Thomas J. Huzjak
                                                  ------------------------------
                                        Title: Thomas J. Huzjak, President


                                        /s/ Illegible
                                        ----------------------------------------
                                                               Revised 7/95
                                                           _____________________

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                                  SPEAKEZ, INC.

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Amended and Restated Articles of Incorporation. The following correctly set forth the provisions of the Articles of Incorporation, as amended, and supersede the original Articles of Incorporation and all amendments thereto. The Amended and Restated Articles of Incorporation were adopted on December 29, 1997, by vote of the sole shareholder. The number of shares voted for the Amended and Restated Articles of Incorporation was sufficient for approval.

                                    ARTICLE I

     These Amended and Restated Articles of Incorporation shall be effective as of the date of filing.

                                   ARTICLE II

     The name of the corporation shall be SpeakEZ, Inc. (the "Corporation").

                                   ARTICLE III

     The Corporation shall have perpetual existence.

                                   ARTICLE IV

     The nature of the business, the object of and the purpose for which the Corporation is created is to engage in the transaction of all lawful business for which corporations may be incorporated under and pursuant to the laws of the State of Colorado.

                                    ARTICLE V

     The Corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under and pursuant to the laws of the State of Colorado including, but not limited to, the power to enter into general partnerships, limited partnerships (whether the Corporation be a limited or general partner), joint ventures, syndicated pools, associations and other arrangements for carrying on one or more of the purposes set forth in Article IV hereof, jointly or in common with others. In addition, the Corporation may do everything necessary, suitable or proper for the accomplishment of its corporate purposes.

                                   ARTICLE VI

A.   AUTHORIZED SHARES

     The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 1,000,000 shares of common stock, each with no par value and 1,000,000 shares of preferred stock, each with no par value. The consideration for the issuance of shares of stock of the Corporation may be paid in whole or in part in money, in other property, tangible or intangible, or in labor or services actually performed for the Corporation. All shares of stock of the Corporation when issued shall be fully paid and nonassessable.

B.   COMMON STOCK

     (a) After the requirements with respect to preferential dividends on the preferred stock, if any, shall have been met, and after the Corporation shall have compiled with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts, then, and not otherwise, the holders of the common stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

     (b) After distribution in full of the preferential amount, if any, to be distributed to the holders of the preferred stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution, or winding-up of the Corporation, the holders of the common stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to shareholders, ratably in proportion to the number of shares of the common stock held by them respectively.

     (c) Except as may otherwise be required by law, each holder of the common stock shall have one vote in respect of each share of the common stock held by such holder on all matters voted upon by the shareholder.

C    PREFERRED STOCK

     Shares of Preferred Stock may be divided into such series as may be established, from time to time, by the Board of Directors. The Board of Directors, from time to time, may fix and determine the relative rights and preferences of the shares of any series so established.

D.   TRANSFER RESTRICTIONS

     The Corporation shall have the right, by appropriate action, to impose restrictions upon the transfer of any shares of stock from time to time issued, or any interest therein; provided, however, that any such restrictions, or notice of the substance thereof, shall be set forth upon the face or back of the certificates representing such shares of stock.

E.   PREEMPTIVE RIGHTS

     The owners of shares of stock of the Corporation shall not be entitled as a right to purchase or subscribe for any unissued or treasury shares of the Corporation of any class or series, or any additional shares of the Corporation of any class or series to be issued by reason of any increase in the authorized shares of the Corporation of any class or series, or any bonds, certificates of indebtedness, debentures or other securities, rights, warrants or options convertible into shares of the Corporation of any class or series.

F.   MAJORITY VOTE

     In any and every action where the vote or concurrence of greater than a majority of shareholders is required, to the fullest extent permitted by the laws of the State of Colorado, as the same now exists or may hereafter be amended, such requirement shall be reduced to the vote or concurrence of a majority of the shareholders.

                                   ARTICLE VII

     The private property of the shareholders of the Corporation shall not be subject to the payment of the debts, liabilities or obligations of the Corporation.

                                  ARTICLE VIII

     The business and affairs of the Corporation shall be managed by a Board of Directors which shall exercise all the powers of the Corporation except as otherwise provided in the Bylaws, these Articles of Incorporation or by the laws of the State of Colorado. The number of directors of the Corporation shall be no fewer than three; provided, however, that if all outstanding shares of stock of the Corporation entitled to vote in the election of directors of the Corporation are held of record by fewer than three shareholders, there need be only as many directors as there are shareholders of record. Subject to such limitation, the number of directors shall be fixed by resolution of the Board of Directors and may be increased or decreased by resolution of the Board of Directors, but no decrease shall have the effect of shortening the term of any incumbent director. At such time, if any, when the Board of Directors consists of six or more members, in lieu of electing the whole number of directors annually, the Board of Directors may by appropriate resolution divide the directors into either two or three classes, each class to be as nearly equal in number as possible, the term of office of directors of the first class to expire at the first annual meeting of shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of the third class, if any, to expire at the third annual meeting after their election. At each annual meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the second succeeding annual meeting, if there are two classes, or until the third succeeding annual meeting, if there are three classes. No classification of directors shall be effective prior to the first annual meeting of shareholders.

                                   ARTICLE IX

     Cumulative voting in the election of directors of the Corporation shall not be allowed.

                                    ARTICLE X

A.   POWER TO INDEMNIFY

     To the fullest extent permitted by the laws of the State of Colorado, as the same now exists or may hereafter be amended, the Corporation shall indemnify its directors and officers. Other employees, trustees and agents of the Corporation may be indemnified by the Corporation upon such terms and conditions, consistent with applicable law, as the Board of Directors deems appropriate.

B.   EXPENSES PAYABLE IN ADVANCE

     To the fullest extent permitted by the laws of the State of Colorado, as the same now exists or may hereafter be amended, the Corporation shall pay for or reimburse the reasonable expenses of its directors and officers who are parties to a proceeding that is or may be subject to indemnification under this
Article X in advance of the final disposition of such proceeding. Such expenses incurred by other employees, trustees and agents may be so paid upon such terms and conditions, consistent with applicable law, as the Board of Directors deems appropriate.

C.   NON-EXCLUSIVITY

     The indemnification and the advancement of expenses provided by, or granted pursuant to, this Article X shall not be deemed exclusive of any other rights to which the person seeking such indemnification or advancement may be entitled under any law, Bylaw, agreement, contract, vote of shareholders or Board of Directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to actions in such person's official capacity and as to actions in another capacity while holding such office. The provisions of this Article X shall not be deemed to preclude any person being indemnified who is not specified in this Article X but with respect to which the Corporation has the power or obligation to indemnify under the provisions of the laws of the State of Colorado or otherwise.

D.   INSURANCE

     The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation, or who, while a director, officer, employee, fiduciary or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise or employee benefit plan against any liability asserted against or incurred by such person in any such capacity or arising out of such persons' status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the laws of the State of Colorado or otherwise.

Any such insurance may be procured from any insurance company designated by the Board of Directors of the Corporation, whether such insurance company is formed under the laws of the State of Colorado or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has equity or any other interest, through stock ownership or otherwise.

E.   SURVIVAL

     The indemnification and the advancement of expenses provided by, or granted pursuant to, this Article X shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, fiduciary or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person. No amendment of this Article X shall affect any right of any director, officer, employee, fiduciary, agent or other person based on any event or proceeding occurring prior to such amendment.

F.   MEANING OF "CORPORATION" FOR PURPOSES OF ARTICLE X

     For purposes of this Article X, reference to "the Corporation" shall include, in addition to any resulting or surviving corporation of the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, employees, fiduciaries or agents, so that any person who is or was a director, officer, employee, fiduciary or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, trust, joint venture, syndicate or other enterprise, shall stand in the same position under the provisions of this Article X with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

G.   ELIMINATION OF PERSONAL LIABILITY OF DIRECTORS

     To the fullest extent permitted by the laws of the State of Colorado, as the same now exists or may hereafter be amended, no director of the Corporation shall be liable to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director.

                                   ARTICLE XI

     To the fullest extent permitted by the laws of the State of Colorado, as the same now exists or may hereafter be amended, no contract or transaction between the Corporation and one or more of its directors, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for that reason or solely because the director or officer was present at or participated in the meeting of the board or committee thereof which authorized, approved, or ratified the contract or transaction or solely because such person's or their votes were counted for such purpose.


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                                   ARTICLE XII

     The Corporation's principal place of business in the State of Colorado shall be 67 Inverness Drive East, Suite 100, Englewood, Colorado 80112, or such other address as the Board of Directors may designate. The address of the Corporation's registered office shall be 67 Inverness Drive East, Suite 100, Englewood, Colorado 80112, and the name of the Corporation's registered agent at such address is John Giannaula.

                                  ARTICLE XIII

     The Board of Directors shall have the power to formulate and adopt the Bylaws of the Corporation and from time to time amend, alter, repeal or supplement any provision of such Bylaws as it deems proper for the administration and regulation of the affairs of the Corporation.

                                   ARTICLE XIV

     The right is reserved to the Board of Directors from time to time to amend, alter, repeal or supplement any provisions of these Articles of Incorporation in any manner now or hereafter prescribed or permitted by the laws of the State of Colorado, and the rights of the shareholders of the Corporation shall be subject to the right reserved to the Board of Directors pursuant to this Article XIV.


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